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                                                                    EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION

      In connection with the Quarterly Report of Allied Healthcare International Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sarah L. Eames, Chief Executive Officer, President and Chief Operating Officer of the Company, certify, pursuant to 18. U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as at and for the quarter ended December 31, 2003.

Date:  February 13, 2004

                                       /s/ Sarah L. Eames
                                       ----------------------------------------
                                       Sarah L. Eames
                                       Chief Executive Officer, President and
                                       Chief Operating Officer of the Company